MFS(R) INSTITUTIONAL TRUST

                        MFS INSTITUTIONAL LARGE CAP FUND

                      Supplement to the Current Prospectus


Effective immediately, the description of the portfolio manager for the MFS(R) Institutional Large Cap Fund, under the "Management of the Funds" section of the prospectus, is hereby restated as follows:

Stephen Pesek, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1994. Mr. Pesek has been a portfolio manager of the series since February 1999.

                   The date of this Supplement is May 7, 2001.